Exhibit 10.1

EXECUTION VERSION

AGREEMENT REGARDING COMMITMENT INCREASES

THIS AGREEMENT REGARDING COMMITMENT INCREASES (this “Agreement”) dated as of February 4, 2013 (the “Agreement”), is executed by each of the existing Lenders a signatory hereto (the “Increasing Lenders”), MIZUHO CORPORATE BANK, LTD. (the “New Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and SELECT INCOME REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”).

WHEREAS, the Borrower, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Credit Agreement dated as of March 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested that the aggregate amount of the Commitments be increased;

WHEREAS, each Increasing Lender is willing to increase the amount of such Increasing Lender’s Commitment on the terms set forth herein; and

WHEREAS, the New Lender desires to become a “Lender” under the Credit Agreement in connection with such increase in the Commitments.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.              Commitment Increases.  Upon the effectiveness of this Agreement (a) the Borrower and each Increasing Lender acknowledge and agree that the amount of such Increasing Lender’s Commitment shall be increased to the amount set forth for such Increasing Lender on Schedule I as such Lender’s “Commitment Amount” and (b) each Increasing Lender and the New Lender agrees to make the payments required to be made by such Increasing Lender and the New Lender under Section 2.16 of the Credit Agreement.

Section 2.              Joinder.  Upon the effectiveness of this Agreement, the New Lender acknowledges and agrees that it shall be a Lender under the Credit Agreement having a Commitment in the amount set forth for the New Lender on Schedule I as New Lender’s “Commitment Amount” and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents with respect to New Lender’s Commitment and other rights of a Lender under the Credit Agreement and the other Loan Documents with respect to New Lender’s Commitment.

Section 3.              Conditions Precedent.  The effectiveness of this Agreement, including without limitation, the increases of the Commitments under the immediately preceding Section 1, and the New Lender becoming a Lender as provided in the immediately preceding Section 2, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           a counterpart of this Agreement duly executed by the Borrower, the Administrative Agent, each of the Increasing Lenders and the New Lender;

(b)           Revolving Notes executed by the Borrower, payable to each Increasing Lender and the New Lender (other than any Increasing Lender or the New Lender, in each case, that has notified the Administrative Agent that it does not wish to receive a Revolving Note) in the amount of such Increasing Lender’s or the New Lender’s Commitment, as applicable, set forth on Schedule I hereto;

(c)           an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(d)           evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent, the Increasing Lenders and the New Lender have been paid; and

(e)           such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.              Representations and Warranties of New Lender. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) subject to the approval of the Administrative Agent as evidenced by its signature to this Agreement, it meets all the requirements to be an Eligible Assignee, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by New Lender’s Commitment and either it, or the person exercising discretion in making its decision with respect to the New Lender’s Commitment, is experienced in such matters, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 or 8.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide the New Lender’s Commitment, (v) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide the New Lender’s Commitment; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 5.              Representations of Borrower.  The Borrower represents and warrants that (x) no Default or Event of Default shall be in existence immediately after giving effect to the increases in the Commitments effected hereby, including without limitation, any Default or Event of Default resulting from failure to comply with Section 7.13 of the Credit Agreement and (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) immediately after giving effect to the increases in the Commitments effected hereby except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 6.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

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Section 7.  Counterparts.  This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 8.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 9.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the New Lender, the Administrative Agent, and the Borrower.

Section 10.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 11.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12.  Definitions.  Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement Regarding Commitment Increases to be executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
	Name:	Cheryl Sneor
	Title:	Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

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CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

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RBS CITIZENS, N.A., as a Lender

By:	/s/ Gemma Geldmacher
	Name:	Gemma Geldmacher
	Title:	Vice President

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director, Banking Products Services, US

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MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory

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Acknowledged and Accepted as of the

date first written above.

SELECT INCOME REIT

By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer

SCHEDULE I

Commitments

Increasing Lenders	Commitment Amount
WELLS FARGO BANK, NATIONAL ASSOCIATION	$90,000,000
BANK OF AMERICA, N.A.	$85,000,000
MORGAN STANLEY BANK, N.A.	$85,000,000
ROYAL BANK OF CANADA	$75,000,000
CITIBANK, N.A.	$55,000,000
RBS CITIZENS, N.A.	$50,000,000
REGIONS BANK	$50,000,000
UBS LOAN FINANCE LLC	$35,000,000
TOTAL	$525,000,000

New Lender	Commitment Amount
MIZUHO CORPORATE BANK, LTD.	$25,000,000

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EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of February 4, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Select Income REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of March 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of March 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and certain Lenders are to enter into an Agreement Regarding Commitment Increases dated as of the date hereof (the “Agreement”), to provide for increases in the amount of such Lenders’ respective Commitment on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Agreement shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ALPHA BT LLC
HAWAII METAMORPHOSIS LLC
HAWAII MMGD LLC
HAWAII PHOENIX PROPERTIES LLC
HIGGINS PROPERTIES LLC
LTMAC PROPERTIES LLC
MASTERS PROPERTIES LLC
ORVILLE PROPERTIES LLC
RFRI PROPERTIES LLC
ROBIN 1 PROPERTIES LLC
SIR PROPERTIES TRUST
SIR REIT
TANAKA PROPERTIES LLC
TEDCAL PROPERTIES LLC
TSM PROPERTIES LLC
Z&A PROPERTIES LLC

By:
Name:
Title:

SIR MA REALTY TRUST

By:
Name:
Title:

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